UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Miles B. Yakre

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Miles B. Yakre	Dated as of April 1, 2015
Miles B. Yakre
President and Chief Executive Officer, Chairman of the Board

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2015

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Stacia N. Almquist

does hereby authorize Lisa Proch or Jim Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Stacia N. Almquist	Dated as of April 1, 2014
Stacia N. Almquist
Senior Vice President, Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Pagano

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Pagano	Dated as of April 1, 2014
Christopher J. Pagano
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

S. Craig Lemasters

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ S. Craig Lemasters	Dated as of April 1, 2014
S. Craig Lemasters
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2014

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Dianna D. Duvall

does hereby authorize Lisa Proch or James Bronsdon, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dianna D. Duvall	Dated as of April 1, 2015
Dianna D. Duvall
Senior Vice President, Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2015

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Tamrha V. Mangelsen

does hereby authorize Lisa Proch and/or James Bronsdon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:		Dated as of April 1, 2015
Tamrha V. Mangelsen
Chief Financial Officer and Treasurer

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2015

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986